Exhibit 99.1

Guidewire Software Announces Second Quarter Fiscal 2013 Financial Results

Foster City, CA - February 26, 2013 - Guidewire Software, Inc. (NYSE: GWRE), a provider of core system software to property and casualty insurers, today announced its financial results for the fiscal quarter ended January 31, 2013.

“Solid broad based bookings in the first half of the year led to revenue in the second quarter that was above the high end of our guidance range, and this outperformance was further accentuated by several customers who made payments earlier than their third quarter due dates,” said Marcus Ryu, Chief Executive Officer of Guidewire Software. “Moreover, with strong customer adoption, including key up-sells of existing customers, several major go-lives, and continued investments in our sales and services organizations, we also continued to make steady progress in our ambition to make PolicyCenter and our full InsuranceSuite the pre-eminent offerings in the market."

Second Quarter Fiscal 2013 Financial Highlights

Revenue

•	Total revenue for the second quarter of fiscal 2013 was $72.2 million, an increase of 31% from the comparable period in fiscal 2012.

•
Total license revenue, including term and perpetual licenses, for the second quarter of fiscal 2013 was $30.8 million, an increase of 20% from the comparable period in fiscal 2012. Recurring term license revenue was $29.5 million, a 49% increase from a year ago and revenue from perpetual licenses was $1.3 million compared with $5.9 million a year ago. Maintenance revenue was $9.2 million, up 35% from the comparable period in fiscal 2012, and services revenue was $32.2 million, up 43% from the comparable period in fiscal 2012.

•	Rolling four-quarter recurring term license and maintenance revenue was $127.0 million, an increase of 32% from the comparable period in fiscal 2012.

Profitability

•	GAAP operating income was $5.1 million for the second quarter of fiscal 2013, compared to operating income of $5.4 million in the comparable period in fiscal 2012.

•	Non-GAAP operating income was $15.5 million for the second quarter of fiscal 2013, compared to $11.6 million in the comparable period in fiscal 2012.

•	Adjusted EBITDA was $16.4 million for the second quarter of fiscal 2013, compared to $12.3 million in the comparable period in fiscal 2012.

•
GAAP net income was $5.5 million for the second quarter of fiscal 2013, compared to $3.7 million for the comparable period in fiscal 2012. GAAP net income per share was $0.09, based on diluted weighted average shares outstanding of 61.7 million, compared to a GAAP net income per share of $0.06 for the comparable period in fiscal 2012, based on diluted weighted average shares outstanding of 25.6 million.

•
Non-GAAP net income was $12.9 million for the second quarter of fiscal 2013, compared to $7.8 million in the comparable period in fiscal 2012. Non-GAAP net income per diluted share was $0.21, based on diluted weighted average shares outstanding of 61.7 million, compared to $0.16 for the second quarter of fiscal 2012, based on pro forma diluted weighted average shares outstanding of 48.8 million.

Balance Sheet

•
The Company had $203.2 million in cash, cash equivalents and investments at January 31, 2013, compared to $185.5 million at October 31, 2012. During the second quarter, the company purchased a net $101.8 million in short-term and long-term investments. Cash flow from operations provided $19.4 million in the second quarter, an increase from $14.8 million provided by cash flow from operations in the comparable period in fiscal 2012.

Conference Call Information

What:	Guidewire Software second quarter fiscal 2013 financial results conference call
When:        Tuesday, February 26, 2013
Time:        2:00 p.m. PT (5:00 p.m. ET)
Live Call:    (888) 617-5714, domestic
(719) 325-2320, international

Replay:        (877) 870-5176, passcode 7384740, domestic
(858) 384-5517, passcode 7384740, international
Webcast:    http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire's website for a period of three months.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Adjusted EBITDA, Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire's financial condition and results of operations. The Company's management uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and in monthly and quarterly financial reports presented to the Company's board of directors. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company's business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.
About Guidewire Software
Guidewire Software is a provider of core system software to the global Property/Casualty (general) insurance industry. Designed to be flexible and scalable, Guidewire solutions give insurers the capability to deliver excellent service, increase market share and lower operating costs. Guidewire InsuranceSuite™, consisting of Guidewire PolicyCenter®, Guidewire ClaimCenter® and Guidewire BillingCenter® spans the key functional areas in insurance - underwriting and policy administration, claims management, and billing. Guidewire is headquartered in Foster City, California, with offices in Beijing, Dublin, Hong Kong, London, Munich, Paris, Sydney, Tokyo, Toronto and Warsaw. For more information, please visit www.guidewire.com.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, Guidewire BillingCenter, Guidewire InsuranceSuite, Deliver Insurance Your Way, and the Guidewire logo are trademarks or registered trademarks of Guidewire Software, Inc.

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our market positioning, future adoption of our products and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire's control. Guidewire's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire's most recent Form 10-K filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire's views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire's views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	January 31, 2013	July 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$101,465	$205,718
Restricted cash, current portion	206	3,726
Short-term investments	64,384	—
Accounts receivable	41,779	32,313
Deferred tax asset, current portion	15,430	13,442
Prepaid expenses and other current assets	6,598	7,266
Total current assets	229,862	262,465
Long-term investments	37,394	—
Property and equipment, net	11,608	11,924
Deferred tax asset, net of current portion	9,313	9,313
Other assets	511	545
TOTAL ASSETS	$288,688	$284,247
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,384	$9,781
Accrued employee compensation	18,808	26,502
Deferred revenues, current portion	43,043	52,947
Other current liabilities	5,848	3,957
Total current liabilities	74,083	93,187
Deferred revenues, net of current portion	2,014	2,569
Other liabilities	5,555	4,529
Total liabilities	81,652	100,285
STOCKHOLDERS’ EQUITY:
Common stock	6	5
Additional paid-in capital	224,730	207,624
Accumulated other comprehensive loss	(477)	(496)
Accumulated deficit	(17,223)	(23,171)
Total stockholders’ equity	207,036	183,962
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$288,688	$284,247

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands)

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Revenues :
License	$30,752	$25,729	$51,564	$46,544
Maintenance	9,210	6,805	18,580	13,911
Services	32,226	22,563	65,345	47,022
Total revenues	72,188	55,097	135,489	107,477
Cost of revenues: (1)
License	130	234	297	533
Maintenance	1,787	1,197	3,351	2,463
Services	29,471	19,310	55,297	37,235
Total cost of revenues	31,388	20,741	58,945	40,231
Gross profit :
License	30,622	25,495	51,267	46,011
Maintenance	7,423	5,608	15,229	11,448
Services	2,755	3,253	10,048	9,787
Total gross profit	40,800	34,356	76,544	67,246
Operating expenses: (1)
Research and development	15,885	12,162	30,649	23,121
Sales and marketing	12,389	9,198	24,765	16,559
General and administrative	7,445	7,639	16,111	14,077
Total operating expenses	35,719	28,999	71,525	53,757
Income from operations	5,081	5,357	5,019	13,489
Interest income, net	132	73	222	113
Other income (expense), net	23	(319)	164	(635)
Income before provision for (benefit from) income taxes	5,236	5,111	5,405	12,967
Provision for (benefit from) income taxes	(265)	1,420	(543)	4,464
Net income	$5,501	$3,691	$5,948	$8,503
Net income per share:
Basic	$0.10	$0.07	$0.11	$0.17
Diluted	$0.09	$0.06	$0.10	$0.15
Shares used in computing net income per share:
Basic	55,868,308	18,433,369	55,341,176	16,499,660
Diluted	61,706,457	25,610,201	61,452,245	23,387,583

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Stock-based compensation expenses:	(in thousands)
Cost of maintenance revenues	$340	$113	$601	$185
Cost of services revenues	3,439	1,055	6,055	1,741
Research and development	2,446	1,258	4,488	2,103
Marketing and sales	1,942	527	3,593	1,024
General and administrative	2,207	3,339	5,421	4,551
Total stock-based compensation expenses	$10,374	$6,292	$20,158	$9,604

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,501	$3,691	$5,948	$8,503
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	945	685	2,045	1,364
Stock-based compensation	10,374	6,292	20,158	9,604
Excess tax benefit from exercise of stock options and vesting of RSUs	(72)	—	(186)	—
Deferred tax assets	(1,086)	1,022	(2,003)	3,841
Other noncash items affecting net income	83	—	83	—
Changes in operating assets and liabilities:
Accounts receivable	(3,667)	(3,816)	(9,514)	(11,565)
Prepaid expenses and other assets	(308)	(2,072)	708	(529)
Accounts payable	(103)	(249)	724	395
Accrued employee compensation	4,113	5,785	(7,491)	(3,215)
Other liabilities	2,172	1,610	3,101	(8,756)
Deferred revenues	1,436	1,869	(10,464)	(11,910)
Net cash provided by (used in) operating activities	19,388	14,817	3,109	(12,268)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,046)	(510)	(5,856)	(1,000)
Purchases of available-for-sale securities	(115,729)	—	(115,729)	—
Sales of available-for-sale securities	13,889	—	13,889	—
Decrease in restricted cash	1,915	—	3,520	—
Net cash used in investing activities	(100,971)	(510)	(104,176)	(1,000)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	2,468	2,095	5,631	2,497
Taxes remitted on RSU awards vested	(5,033)	—	(9,197)	—
Proceeds from issuance of common stock in connection with public offerings, net of underwriting discounts and commission	—	123,046	—	123,046
Costs paid in connection with public offerings	—	(716)	—	(1,689)
Excess tax benefit from exercise of stock options and vesting of RSUs	72	—	186	—
Net cash provided by (used in) financing activities	(2,493)	124,425	(3,380)	123,854
Effect of foreign exchange rate changes on cash and cash equivalents	69	(270)	194	(578)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(84,007)	138,462	(104,253)	110,008
CASH AND CASH EQUIVALENTS—Beginning of period	185,472	31,171	205,718	59,625
CASH AND CASH EQUIVALENTS—End of period	$101,465	$169,633	$101,465	$169,633

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Gross profit reconciliation:
GAAP gross profit	$40,800	$34,356	$76,544	$67,246
Stock-based compensation	3,779	1,168	6,656	1,926
Non-GAAP gross profit	$44,579	$35,524	$83,200	$69,172

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Gross margin reconciliation - maintenance:
GAAP gross margin - maintenance	80.6%	82.4%	82.0%	82.3%
Stock-based compensation - maintenance	3.7%	1.7%	3.2%	1.3%
Non-GAAP gross margin - maintenance	84.3%	84.1%	85.2%	83.6%

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Gross margin reconciliation - services:
GAAP gross margin - services	8.5%	14.4%	15.4%	20.8%
Stock-based compensation - services	10.7%	4.7%	9.2%	3.7%
Non-GAAP gross margin - services	19.2%	19.1%	24.6%	24.5%

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Gross margin reconciliation - total:
GAAP gross margin	56.0%	62.4%	57.0%	62.6%
Stock-based compensation	5.3%	2.1%	4.9%	1.8%
Non-GAAP gross margin	61.8%	64.5%	61.4%	64.4%

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Operating expense reconciliation:
Total GAAP operating expenses	$35,719	$28,999	$71,525	$53,757
Less Stock-based compensation	(6,595)	(5,124)	(13,502)	(7,678)
Total non-GAAP operating expenses	$29,124	$23,875	$58,023	$46,079

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Operating income reconciliation:
GAAP operating income	$5,081	$5,357	$5,019	$13,489
Stock-based compensation	10,374	6,292	20,158	9,604
Non-GAAP operating income	$15,455	$11,649	$25,177	$23,093

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Pre-tax income reconciliation:
GAAP pre-tax income	$5,236	$5,111	$5,405	$12,967
Stock-based compensation	10,374	6,292	20,158	9,604
Non-GAAP pre-tax income	$15,610	$11,403	$25,563	$22,571

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Net income reconciliation:
GAAP net income	$5,501	$3,691	$5,948	$8,503
Stock-based compensation	10,374	6,292	20,158	9,604
Less tax benefit of non-GAAP items	(2,988)	(2,202)	(5,806)	(3,361)
Non-GAAP net income	$12,887	$7,781	$20,300	$14,746

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Computation of net income per share:
GAAP net income	$5,501	$3,691	$5,948	$8,503
Non-cumulative dividends to preferred stockholders	—	(751)	—	(1,574)
Undistributed earnings allocated to preferred stockholders	—	(1,642)	—	(4,122)
Net income, Basic	5,501	1,298	5,948	2,807
Adjustments to net income for dilutive options and restricted stock units	—	241	—	593
Net income, Diluted	$5,501	$1,539	$5,948	$3,400

GAAP net income per share - Basic	$0.10	$0.07	$0.11	$0.17
GAAP net income per share - Diluted	$0.09	$0.06	$0.10	$0.15

Weighted average shares - Basic	55,868,308	18,433,369	55,341,176	16,499,660
Weighted average shares - Diluted	61,706,457	25,610,201	61,452,245	23,387,583

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Net income per share reconciliation:
GAAP net income per share - Diluted	$0.09	$0.06	$0.10	$0.15
Stock-based compensation	0.17	0.13	0.33	0.20
Less tax benefit of non GAAP items	(0.05)	(0.05)	(0.10)	(0.07)
Pro forma conversion of preferred shares	—	0.02	—	0.03
Non-GAAP net income per share - Diluted	$0.21	$0.16	$0.33	$0.31
	.
	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Shares used in computing non-GAAP per share amounts:
Weighted average shares - Diluted	61,706,457	25,610,201	61,452,245	23,387,583
Pro forma conversion of preferred shares	—	23,152,702	—	24,255,211
Pro forma weighted average shares - Diluted	61,706,457	48,762,903	61,452,245	47,642,794

	Three Months Ended January 31,		Six Months Ended January 31,
	2013	2012	2013	2012
Adjusted EBITDA reconciliation:
GAAP net income	$5,501	$3,691	$5,948	$8,503
Non-GAAP adjustments:
Provision for (benefit from) income taxes	(265)	1,420	(543)	4,464
Other (income) expense, net	(23)	319	(164)	635
Interest income, net	(132)	(73)	(222)	(113)
Depreciation and amortization	945	685	2,045	1,364
Stock-based compensation	10,374	6,292	20,158	9,604
Adjusted EBITDA	$16,400	$12,334	$27,222	$24,457